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                                                                  Exhibit 10.7.1


                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         THIS AMENDATORY AGREEMENT is dated the 29th day of March, 2001, among Hamilton Bancorp Inc., a Florida corporation, Hamilton Bank, N.A. (the "Bank"), a national banking association located in Miami, Florida (collectively, the "Company"), and J. Reid Bingham (the "Executive").

         WHEREAS the parties entered into an Employment Agreement dated October 1, 1999 ("Agreement") and desire to amend the Agreement.

         ACCORDINGLY, the parties hereby agree as follows:

         1. The first paragraph of Section 6 is amended to read as follows:

         "If a Change of Control occurs during the term of this Agreement, the Executive shall be paid a performance bonus equal to the Executive's compensation paid by the Company and its affiliates which was includible in the Executive's gross income during the most recent taxable year ending before the date of the Change of Control."

         IN WITNESS WHEREOF, the Executive and duly authorized Company officers have signed this Amendatory Agreement.



EXECUTIVE:                                  COMPANY:

                                            HAMILTON BANCORP INC.


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J. Reid Bingham                             By:
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                                            Title:


Addresses:


                                            By:
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                                            Title:




                                            HAMILTON BANK, N.A.



                                            By:
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                                            Title:
3750 N.W. 87th Avenue
Miami, Florida  33178                       By:
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                                                Title: